APOLLO DIVERSIFIED CREDIT FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount		Value (Note 2)(a)

BANK LOANS (84.60%)(b)

AEROSPACE & DEFENSE (1.27%)
Forming Machining Industries Holdings, LLC, Second Lien Term Loan (0.50% PIK)(d)(e)(h)	United States	1M SOFR + 8.25%	12.91%	10/09/26		$341,007	$–
Kaman Corp, First Lien Term Loan(d)(g)	United States	1M SOFR + 2.75%	7.05%	02/26/32		5,939,655	5,867,874
MRO Holdings, Inc., First Lien Incremental Term Loan(d)(e)(g)	United States	3M SOFR + 5.00%	9.29%	12/17/30		10,672,131	10,672,131

							16,540,005

AUTOMOBILE COMPONENTS (0.40%)
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan(c)(d)(e)(h)	United States	3M SOFR + 5.75%	10.04%	02/13/31		340,480	337,552
Truck-Lite Co., LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 5.75%	9.34%	02/13/30		35,555	35,239
Truck-Lite Co., LLC, First Lien Term Loan(d)(e)(h)	United States	3M SOFR + 5.75%	10.07%	02/13/31		4,884,000	4,841,997

							5,214,788

BANKS (1.39%)
January Capital Holdco, LLC, First Lien Term Loan(d)(e)(h)	United States	3M SOFR + 3.00%	7.30%	03/12/30		11,000,000	10,780,000
Patrimonio Autonomo FC - Bayport Nomura B, First Lien Term Loan(e)(f)	Colombia		17.41%	06/30/28	COP$	30,183,037,119	7,336,456

							18,116,456

BUILDING PRODUCTS (1.05%)
LBM Acquisition, LLC, First Lien Term Loan(d)	United States	3M SOFR + 3.75%	8.18%	12/17/27		$317,483	311,314
Quikrete Holdings, Inc., First Lien Term Loan(d)(g)	United States	1M SOFR + 2.25%	6.58%	02/10/32		13,484,848	13,350,404

							13,661,718

CAPITAL MARKETS (0.53%)
Focus Financial Partners, LLC, First Lien Term Loan(d)(g)	United States	1M SOFR + 2.75%	7.08%	09/15/31		6,982,500	6,923,428

CHEMICALS (0.01%)
Heubach Holdings USA LLC, First Lien Term Loan(e)(h)(i)(n)	United States		10.00%	04/30/24		194,061	97,031
SK Neptune Husky Group Sarl (Luxembourg Investment Company 428 S.a r.l.), First Lien Term Loan(e)(i)	Luxembourg		7.00%	01/03/29		3,835,146	–

							97,031

COMMERCIAL SERVICES & SUPPLIES (5.55%)
Auctane, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.75%	10.14%	10/05/28		9,748,744	9,407,538
AVSC Holding Corp., First Lien Revolving Term Loan(c)(d)(e)(h)	United States	3M SOFR + 5.00%	9.32%	12/05/29		115,987	113,667
AVSC Holding Corp., First Lien Term Loan (d)(e)(g)(h)	United States	3M SOFR + 5.00%	9.33%	12/05/31		13,550,169	13,279,166
BDO USA, P.A., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.00%	9.32%	08/31/28		19,376,493	19,376,492

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)

COMMERCIAL SERVICES & SUPPLIES (continued)
Garda World Security Corporation, First Lien Term Loan(d)	Canada	3M SOFR + 3.00%	7.29%	02/01/29	$6,000,000	$5,986,260
Heritage Environmental Services, Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.00%	9.30%	01/31/31	1,234,973	1,228,798
Heritage Environmental Services, Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.25%	9.54%	01/31/31	4,362,637	4,395,357
Ichnaea UK Bidco Limited, First Lien Term Loan B(d)(e)	United Kingdom	3M SONIA + 6.00%	10.47%	10/05/29	£5,000,000	6,458,780
R. R. Donnelley & Sons Company, First Lien Incremental Term Loan(d)(e)	United States	3M SOFR + 4.75%	9.08%	08/08/29	$2,315,603	2,269,291
R. R. Donnelley & Sons Company, First Lien Term Loan(d)(e)(g)	United States	1M SOFR + 4.75%	9.08%	08/08/29	9,950,000	9,751,000

						72,266,349

COMMUNICATIONS EQUIPMENT (1.23%)
Commscope, LLC, First Lien Term Loan(d)	United States	3M SOFR + 5.25%	9.58%	12/17/29	15,992,241	15,948,902

CONSTRUCTION MATERIALS (0.19%)
Madison IAQ LLC, First Lien Term Loan(d)(g)	United States	1M SOFR + 3.25%	7.54%	03/28/32	2,500,000	2,479,687

CONSUMER FINANCE (0.25%)
LendingTree, Inc., First Lien Delayed Draw Term Loan(d)(e)	United States	3M SOFR + 5.75%	10.07%	03/27/31	1,012,245	1,012,245
LendingTree, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.75%	10.08%	03/27/31	2,277,551	2,277,551

						3,289,796

CONSUMER STAPLES DISTRIBUTION & RETAIL (2.55%)
Bellis Acquisition Company PLC, First Lien Term Loan(d)	United Kingdom	3M EURIBOR + 4.00%	7.09%	05/14/31	€3,000,000	3,111,623
Bellis Acquisition Company PLC, First Lien Term Loan(d)(e)	United Kingdom	3M SONIA + 5.75%	10.48%	10/22/29	£12,000,000	15,346,062
Market Bidco Limited, First Lien Term Loan(d)	United Kingdom	3M EURIBOR + 4.50%	7.06%	11/04/30	€4,500,000	4,872,579
Viking Baked Goods Acquisition Corporation, First Lien Term Loan(d)(e)	United States	1M SOFR + 5.00%	9.29%	10/24/31	$9,975,000	9,825,375

						33,155,639

CONTAINERS & PACKAGING (0.72%)
Trident TPI Holdings, Inc., First Lien Term Loan(d)(g)	United States	1M SOFR + 3.75%	8.05%	09/15/28	9,646,093	9,338,624

DISTRIBUTORS (1.15%)
AMCP Clean Acquisition Company, LLC, First Lien Delayed Draw Term Loan(c)(d)	United States	3M SOFR + 4.75%	9.05%	06/15/28	1,090,000	1,093,412
AMCP Clean Acquisition Company, LLC, First Lien Term Loan(d)(g)	United States	3M SOFR + 4.75%	9.05%	06/15/28	4,950,000	4,965,493
WC ORS Buyer, Inc., First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.29%	08/07/31	673,070	662,974
WC ORS Buyer, Inc., First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.30%	08/07/31	409,299	403,160
WC ORS Buyer, Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.00%	9.30%	08/07/31	7,918,804	7,800,022

						14,925,061

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)

DIVERSIFIED CONSUMER SERVICES (1.22%)
Excelligence Learning Corporation, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 5.75%	11.74%	01/18/30	$979,452	$969,657
Excelligence Learning Corporation, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.75%	10.05%	01/18/30	11,106,986	10,995,917
International Schools Partnership Limited, First Lien Delayed Draw Term Loan(c)(d)(e)(h)	United Kingdom	3M EURIBOR + 5.25%	7.70%	07/06/28	€368,552	393,535
WH BorrowerCo, LLC, First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.30%	08/02/30	$501,253	494,987
WH BorrowerCo, LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.31%	08/02/30	116,541	115,084
WH BorrowerCo, LLC, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.00%	9.32%	08/02/30	2,869,674	2,833,803

						15,802,983

ELECTRIC UTILITIES (0.49%)
BGIF IV Fearless Utility Services, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	9.33%	06/09/31	6,476,887	6,412,118

ELECTRICAL EQUIPMENT (0.67%)
Ruler Bidco S.A R.L., First Lien Delayed Draw Term Loan(d)(e)	Luxembourg	6M EURIBOR + 6.50%	7.86%	04/29/30	€1,568,000	1,682,767
Ruler Bidco S.A R.L., First Lien Incremental Delayed Draw Term Loan(c)(d)(e)	Luxembourg	6M EURIBOR + 5.00%	7.36%	04/29/30	1,142,857	1,226,506
Ruler Bidco S.A R.L., First Lien Term Loan(d)(e)	Luxembourg	6M EURIBOR + 5.50%	7.86%	04/29/30	3,951,573	4,240,802
Ruler Bidco S.A R.L., First Lien Term Loan(d)(e)	Luxembourg	6M SOFR + 5.50%	9.80%	04/29/30	$1,618,319	1,618,319

						8,768,394

FINANCIAL SERVICES (6.43%)
Ascensus Holdings, Inc., First Lien Term Loan(d)	United States	1M SOFR + 3.00%	5.52%	08/02/28	4,986,779	4,963,391
Crete PA Holdco, LLC, First Lien Term Loan(d)(e)	United States	1M SOFR + 5.00%	9.32%	11/25/30	2,325,581	2,290,698
Evoriel, First Lien Delayed Draw Term Loan (0.25% PIK)(c)(d)(e)(h)	France	6M EURIBOR + 5.25%	7.86%	04/02/31	€489,287	526,422
Evoriel, First Lien Term Loan (0.25% PIK)(d)(e)(h)	France	6M EURIBOR + 5.25%	7.86%	04/02/31	2,854,173	3,070,795
GC Waves Holdings, Inc., First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	9.18%	10/04/30	$1,103,061	1,098,759
GC Waves Holdings, Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.75%	9.18%	10/04/30	6,337,085	6,312,370
Hurricane Cleanco Limited, First Lien Term Loan (6.25% PIK)(e)(f)(h)	United Kingdom		12.50%	11/21/29	£5,407,352	6,880,205
Insight XI Aggregator, L.P., First Lien Term Loan(d)(e)(h)	Cayman Islands	3M SOFR + 3.25%	7.55%	08/28/25	$2,285,509	2,285,509
Insight XI Aggregator, L.P., First Lien Term Loan (4.35% PIK)(d)(e)(h)	Cayman Islands	3M SOFR + 3.25%	7.58%	08/28/25	8,332,730	8,332,730
Jensen Hughes, Inc, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.00%	9.28%	09/01/31	4,792,793	4,720,901
Madonna Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(e)(h)	Jersey	3M SONIA + 5.25%	9.71%	10/27/31	£33,333	42,197
Madonna Bidco Limited, First Lien Term Loan(d)(e)	Jersey	3M SONIA + 5.25%	9.80%	09/26/31	5,444,444	6,892,236

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount		Value (Note 2)(a)

FINANCIAL SERVICES (continued)
Paisley Bidco Limited, First Lien Delayed Draw Term Loan(d)(e)(h)	United Kingdom	3M SONIA + 4.75%	7.86%	05/07/31		$360,468	$462,145
Paisley Bidco Limited, First Lien Term Loan(d)(e)(h)	United Kingdom	6M EURIBOR + 4.75%	7.36%	05/07/31		€1,825,038	1,958,618
Paisley Bidco Limited, First Lien Term Loan(d)(e)(h)	United Kingdom	3M SONIA + 4.75%	9.24%	05/07/31		£5,314,494	6,813,542
RE Closing Buyer Corp., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.25%	9.80%	09/27/31		$9,950,000	9,751,000
Stretto, Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 6.00%	10.33%	10/13/28		13,992,500	13,992,500
VEPF VII Holdings, L.P., First Lien Term Loan (4.50% PIK)(d)(e)(h)	United States	3M SOFR + 4.50%	8.81%	02/28/28		3,296,063	3,331,661

							83,725,679

FINANCING (1.53%)
Pluto Holdco Limited, First Lien Term Loan(d)(e)(h)	United Kingdom	3M EURIBOR + 3.85%	6.34%	06/09/25		€13,194,455	14,267,206
WH Borrower, LLC, First Lien Term Loan(d)(g)	United States	1M SOFR + 4.75%	9.07%	02/20/32		$5,635,000	5,614,771

							19,881,977

GAS UTILITIES (1.11%)
Venture Global Plaquemines Lng LLC, First Lien Delayed Draw Term Loan(d)(e)	United States	3M SOFR + 1.98%	6.30%	05/25/29		1,667,663	1,600,957
Venture Global Plaquemines Lng LLC, First Lien Delayed Draw Term Loan(d)(e)	United States	1M SOFR + 1.98%	6.30%	05/25/29		13,332,337	12,799,043

							14,400,000

GROUND TRANSPORTATION (1.05%)
Channelside AcquisitionCo, Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.75%	9.04%	06/30/28		3,533,394	3,524,561
Project Ardent Bidco Limited, First Lien Term Loan(d)(e)	United Kingdom	3M SONIA + 5.50%	10.05%	11/12/31		£8,000,000	10,127,367

							13,651,928

HEALTH CARE EQUIPMENT & SUPPLIES (1.74%)
Heartbeat BidCo GmbH, First Lien Term Loan(d)(e)	Germany	6M EURIBOR + 6.50%	8.86%	06/28/30		€4,000,000	4,303,587
Medline Borrower LP, First Lien Term Loan(d)(g)	United States	1M SOFR + 2.25%	6.58%	10/23/28		$5,984,962	5,980,384
Spruce Bidco II Inc., First Lien Term Loan(d)(e)(h)	United States	TONA + 5.25%	6.00%	02/02/32		¥65,606,626	430,845
Spruce Bidco II Inc., First Lien Term Loan(d)(e)(h)	United States	CORRA + 5.00%	7.72%	01/30/32	CAD	613,577	419,981
Spruce Bidco II Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.00%	9.33%	01/30/32		$3,388,991	3,338,156
Zest Acquisition Corp., First Lien Term Loan(d)(g)	United States	3M SOFR + 5.25%	9.55%	02/08/28		4,087,594	4,113,141
Zeus Company LLC, First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 5.50%	9.77%	02/28/31		245,614	247,456
Zeus Company LLC, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.50%	9.80%	02/28/31		3,743,640	3,771,718

							22,605,268

HEALTH CARE PROVIDERS & SERVICES (7.74%)
Acentra Holdings, LLC, First Lien Incremental Term Loan(d)(e)(g)	United States	3M SOFR + 5.50%	9.80%	12/17/29		8,797,500	8,709,525

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)

HEALTH CARE PROVIDERS & SERVICES (continued)
Acentra Holdings, LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 5.50%	9.80%	12/17/29	$266,667	$264,000
Advarra Holdings, Inc., First Lien Incremental Term Loan(d)(e)(g)	United States	3M SOFR + 4.50%	8.83%	09/15/31	3,620,775	3,638,879
Advarra Holdings, Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.50%	8.83%	09/13/31	9,002,165	9,047,176
Allied Benefit Systems Intermediate LLC, First Lien Delayed Draw Term Loan(d)(e)	United States	3M SOFR + 5.25%	9.55%	10/31/30	1,534,794	1,534,794
Allied Benefit Systems Intermediate LLC, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.25%	9.56%	10/31/30	8,369,072	8,369,072
Athenahealth Group Inc., First Lien Term Loan(d)(g)	United States	3M SOFR + 3.00%	7.32%	02/15/29	8,959,391	8,869,797
Coding Solutions Acquisition Inc, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.32%	08/07/31	333,969	328,960
Coding Solutions Acquisition Inc, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.00%	9.32%	08/07/31	3,997,615	3,937,650
Coretrust Purchasing Group LLC (HPG Enterprises LLC), First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.25%	9.57%	10/01/29	6,252,632	6,190,105
EHC Holdings Holdco Limited, First Lien Delayed Draw Term Loan(c)(d)(e)(h)	United Kingdom	3M SONIA + 5.75%	10.45%	09/30/31	£300,000	379,776
EHC Holdings Holdco Limited, First Lien Term Loan(d)(e)(h)	United Kingdom	3M SONIA + 5.75%	10.21%	09/30/31	6,000,000	7,595,526
Gainwell Acquisition Corp. (Milano Acquisition Corp), First Lien Term Loan(d)	United States	3M SOFR + 4.00%	8.40%	10/01/27	$9,992,466	9,399,313
Hanger, Inc., First Lien Delayed Draw Term Loan(c)(d)(g)	United States	1M SOFR + 3.50%	7.83%	10/23/31	85,551	85,594
Hanger, Inc., First Lien Term Loan(d)(g)	United States	1M SOFR + 3.50%	7.83%	10/23/31	4,429,658	4,431,961
OMH-Healthedge Holdings, Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 6.00%	12.50%	10/08/29	14,291,729	14,291,729
Practice Plus Group Bidco Limited / Practice Plus Group Holdings Limited, First Lien Term Loan(d)(e)	United Kingdom	3M SONIA + 6.25%	10.78%	11/19/29	£5,000,000	6,313,458
Tivity Health, Inc., AMD2, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	9.33%	06/28/29	$7,313,484	7,313,484

						100,700,799

HEALTH CARE TECHNOLOGY (1.90%)
Goldeneye Parent, LLC, First Lien Term Loan(d)(e)(h)	United States	3M SOFR + 5.00%	9.30%	03/31/32	6,551,433	6,518,676
Inovalon Holdings, Inc., First Lien Term Loan (2.75% PIK) (d)(e)(h)	United States	3M SOFR + 5.75%	10.31%	11/24/28	10,646,702	10,087,750
Inovalon Holdings, Inc., Second Lien Term Loan (15.96% PIK) (d)(e)(h)	United States	3M SOFR + 10.50%	15.05%	11/25/33	145,895	123,281
Project Ruby Ultimate Parent Corp., First Lien Term Loan(d)(g)	United States	1M SOFR + 3.00%	7.44%	03/10/28	7,940,100	7,925,213

						24,654,920

HOTELS, RESTAURANTS & LEISURE (3.42%)
Bally’s Corp, First Lien Term Loan(d)(g)	United States	3M SOFR + 3.25%	7.80%	10/02/28	494,885	441,950
CircusTrix Holdings LLC, First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 6.50%	10.82%	07/18/28	426,882	426,882
CircusTrix Holdings LLC, First Lien Revolving Term Loan(d)(e)	United States	3M SOFR + 6.50%	10.83%	07/18/28	268,817	268,817

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)

HOTELS, RESTAURANTS & LEISURE (continued)
CircusTrix Holdings LLC, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 6.50%	10.83%	07/18/28	$4,130,645	$4,130,645
Delivery Hero Finco Llc, First Lien Term Loan(d)	United States	1M SOFR + 5.00%	9.32%	12/12/29	4,974,401	4,990,990
Endeavor Operating Co LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.75%	3.75%	03/24/28	10,000,000	10,000,000
Endeavor Operating Co LLC, First Lien Term Loan(d)(g)	United States	1M SOFR + 3.00%	7.32%	03/24/32	9,000,000	8,994,420
Joker Holdco 3 S.a r.l., First Lien Term Loan(d)(e)	Luxembourg	3M EURIBOR + 6.00%	8.89%	04/19/31	€5,000,000	5,365,967
OB Global Openbet Holdings 2 LLC, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 6.00%	10.30%	09/24/29	$10,000,000	9,900,000

						44,519,671

HOUSEHOLD DURABLES (0.37%)
K Hovnanian Enterprises Inc, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.82%	06/30/26	992,000	964,720
Poly-Wood, LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 4.88%	9.17%	03/20/30	200,000	200,000
Poly-Wood, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.88%	9.20%	03/20/30	3,600,000	3,600,000

						4,764,720

HOUSEHOLD PRODUCTS (1.80%)
Ardagh Group S.A., First Lien Term Loan(e)(f)	Luxembourg		8.88%	07/02/29	€22,000,000	23,431,840

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS (0.52%)
Esdec Solar Group B.V., First Lien Incremental Term Loan(d)(e)	Netherlands	3M EURIBOR + 6.25%	8.84%	08/30/28	7,775,266	6,767,973

INSURANCE (4.48%)
Alliant Holdings Intermediate, LLC, First Lien Term Loan(d)	United States	3M SOFR + 2.75%	7.07%	09/19/31	$5,984,962	5,955,038
Ardonagh Group Finco Pty Ltd, First Lien Term Loan(d)(g)	United Kingdom	1M SOFR + 2.75%	7.04%	02/15/31	9,000,000	8,898,750
Galway Borrower LLC, First Lien Delayed Draw 2 Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.80%	09/29/28	70,830	71,007
Galway Borrower LLC, First Lien Delayed Draw 3 Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.80%	09/29/28	21,149	21,202
Galway Borrower LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.43%	09/29/28	108,865	108,865
Galway Borrower Llc, First Lien Term Loan(d)(g)	United States	3M SOFR + 4.50%	8.80%	09/29/28	3,766,559	3,775,975
Higginbotham Insurance Agency, Inc., First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	9.08%	11/24/28	828,716	828,716
Higginbotham Insurance Agency, Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.50%	8.83%	11/24/28	4,919,867	4,919,867
Hub International Limited, First Lien Term Loan(d)(g)	United States	3M SOFR + 2.50%	6.79%	06/20/30	3,990,000	3,977,830
Hyperion Refinance Sarl, First Lien Delayed Draw Term Loan(c)(d)(e)	United Kingdom	3M SOFR + 4.75%	9.08%	02/15/31	4,500,000	4,477,500
Hyperion Refinance Sarl, First Lien Term Loan(d)(g)	United Kingdom	3M SOFR + 3.00%	7.33%	02/15/31	8,910,225	8,859,080

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)

INSURANCE (continued)
SG Acquisition, Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.75%	9.03%	04/03/30	$10,413,204	$10,413,204
Thg Acquisition, LLC, First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	9.08%	10/31/31	23,675	23,439
Thg Acquisition, LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	8.99%	10/31/31	30,549	30,243
Thg Acquisition, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.75%	9.08%	10/31/31	5,995,227	5,935,274

						58,295,990

INTERACTIVE MEDIA & SERVICES (0.33%)
Aurelia Netherlands Midco 2 B.V., First Lien Term Loan(d)(e)(h)	Netherlands	6M EURIBOR + 5.75%	8.54%	05/29/31	€4,000,000	$4,303,587

IT SERVICES (2.24%)
Anaplan, Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.00%	9.30%	06/21/29	$9,394,004	9,370,519
Financiere Astek, First Lien Delayed Draw Term Loan(c)(d)(e)	France	3M EURIBOR + 6.50%	8.86%	04/25/31	€1,368,000	1,457,034
Financiere Astek, First Lien Term Loan(d)(e)	France	3M EURIBOR + 6.50%	8.86%	04/25/31	4,662,000	4,965,420
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(e)(h)	United Kingdom	6M EURIBOR + 5.15%	9.61%	07/11/29	1,750,000	1,878,088
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(e)(h)	United Kingdom	6M EURIBOR + 5.15%	9.61%	07/11/29	435,830	467,730
Investment Company 24 Bidco Limited, First Lien Term Loan (1.73% PIK) (d)(e)(h)	United Kingdom	6M EURIBOR + 5.15%	7.51%	07/11/29	1,410,281	1,513,505
Investment Company 24 Bidco Limited, First Lien Term Loan(d)(e)(h)	United Kingdom	3M SONIA + 5.15%	9.61%	07/11/29	£2,295,636	2,943,161
Vensure Employer Services, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	9.30%	09/27/31	$6,671,355	6,604,642

						29,200,099

LEISURE PRODUCTS (1.31%)
Neutron Holdings, Inc., First Lien Term Loan(e)(f)	United States		10.00%	09/30/26	10,000,000	10,050,000
Peloton Interactive, Inc., First Lien Term Loan(d)	United States	1M SOFR + 5.50%	9.81%	05/30/29	6,947,500	7,024,200

						17,074,200

LIFE SCIENCES TOOLS & SERVICES (1.13%)
Curia Global, Inc., First Lien Term Loan(d)(e)(g)(h)	United States	3M SOFR + 6.25%	10.54%	12/06/29	15,000,000	14,737,500

MACHINERY (1.67%)
JPW Industries Holding Corporation, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.88%	10.20%	11/22/28	7,900,000	7,840,750
LSF12 Donnelly Bidco, LLC, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 6.50%	10.83%	10/02/29	4,925,000	4,849,155
Titan Acquisition Ltd of Canada, First Lien Term Loan(d)(g)	Canada	1M SOFR + 4.50%	8.79%	02/15/29	9,019,131	8,991,894

						21,681,799

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)

MEDIA (2.31%)
CSC Holdings, LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	1M SOFR + 2.25%	6.67%	07/13/27	$2,445,760	$2,274,557
CSC Holdings, LLC, First Lien Term Loan(d)	United States	3M SOFR + 4.50%	8.82%	01/18/28	12,294,948	11,910,731
CSC Holdings, LLC, First Lien Term Loan(d)	United States	3M SOFR + 2.50%	9.00%	04/15/27	934,663	880,751
McGraw-Hill Education, Inc., First Lien Term Loan(d)(g)	United States	3M SOFR + 3.25%	7.58%	08/06/31	4,661,523	4,659,868
Radiate Holdco, LLC, First Lien Term Loan(d)	United States	3M SOFR + 3.25%	7.69%	09/25/26	12,024,545	10,332,752

						30,058,659

PERSONAL CARE PRODUCTS (1.16%)
KDC/ONE Development Corporation, Inc., First Lien Term Loan(d)	Canada	1M SOFR + 4.00%	8.33%	08/15/28	6,814,220	6,822,125
Parfums Holding Company, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.25%	9.55%	06/27/30	8,410,894	8,326,785

						15,148,910

PHARMACEUTICALS (1.99%)
Bausch Health Companies Inc., First Lien Term Loan(d)	United States	3M SOFR + 5.25%	9.68%	02/01/27	7,829,284	7,828,149
Cheplapharm Arzneimittel GmbH, First Lien Term Loan(d)	Germany	6M EURIBOR + 4.00%	6.79%	02/22/29	€5,000,000	5,043,117
Creek Parent, Inc., First Lien Term Loan(d)(e)(h)	United States	3M SOFR + 5.25%	9.57%	12/18/31	$8,742,857	8,589,857
ExactCare Parent, Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.50%	9.80%	11/05/29	4,463,115	4,463,115

						25,924,238

PROFESSIONAL SERVICES (2.35%)
CohnReznick Advisory LLC, First Lien Term Loan(d)(g)	United States	1M SOFR + 4.00%	8.29%	03/26/32	2,030,075	2,030,075
EAB Global, Inc., First Lien Term Loan(d)(g)	United States	3M SOFR + 3.00%	7.32%	08/16/30	9,013,221	8,754,091
Legends Hospitality Holding Company, LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	8.01%	08/22/30	279,000	276,210
Legends Hospitality Holding Company, LLC, First Lien Term Loan (2.75% PIK) (d)(e)(g)(h)	United States	3M SOFR + 2.75%	9.83%	08/22/31	5,159,185	5,107,593
Sigma Irish Acquico Limited, First Lien Term Loan(d)(e)(h)	Ireland	3M EURIBOR + 5.25%	7.70%	03/19/32	€2,898,581	3,071,560
Sigma Irish Acquico Limited, First Lien Term Loan(d)(e)(h)	Ireland	3M SOFR + 5.25%	9.56%	03/19/32	$3,042,988	2,982,129
Violin Finco Guernsey Limited, First Lien Term Loan(d)(e)(h)	United Kingdom	3M SONIA + 5.25%	9.76%	06/24/31	£6,561,739	8,391,404

						30,613,062

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.29%)
Redfin Corp., First Lien Delayed Draw Term Loan(d)(e)	United States	3M SOFR + 5.75%	10.06%	10/20/28	$8,415,000	8,415,000
Redfin Corp., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.75%	10.08%	10/20/28	8,372,500	8,372,500

						16,787,500

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)

SOFTWARE (10.77%)
A&V Holdings Midco, LLC, First Lien Incremental Term Loan(d)(e)	United States	3M SOFR + 5.00%	9.30%	06/06/31	$11,322,115	$11,164,738
Armstrong Bidco Limited, First Lien Delayed Draw Term Loan(d)(e)(h)	United Kingdom	3M SONIA + 5.25%	9.71%	06/28/29	£2,057,000	2,623,928
Armstrong Bidco Limited, First Lien Term Loan(d)(e)(h)	United Kingdom	3M SONIA + 5.25%	9.71%	06/28/29	3,943,000	5,029,727
Artifact Bidco, Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.50%	8.80%	07/28/31	$6,339,901	6,339,902
Azurite Intermediate Holdings, Inc., First Lien Delayed Draw Term Loan (2.50% PIK) (d)(e)(h)	United States	3M SOFR + 6.50%	10.83%	03/19/31	3,750,000	3,740,625
Azurite Intermediate Holdings, Inc., First Lien Term Loan (2.50% PIK) (d)(e)(h)	United States	3M SOFR + 6.50%	10.83%	03/19/31	1,650,000	1,645,875
Certinia Inc (FinancialForce.com), First Lien Incremental Term Loan(d)(e)	United States	3M SOFR + 5.25%	9.54%	08/04/30	6,529,412	6,464,118
Clover Holdings 2, LLC, First Lien Term Loan(d)(g)	United States	1M SOFR + 4.00%	8.30%	12/09/31	5,000,000	4,953,125
Coupa Software Incorporated, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.25%	9.54%	02/27/30	6,001,377	6,001,377
Crewline Buyer, Inc., First Lien Incremental Term Loan(d)(e)	United States	3M SOFR + 6.75%	11.08%	11/08/30	7,528,302	7,528,302
Databricks, Inc., First Lien Term Loan(d)	United States	3M SOFR + 4.50%	8.82%	01/03/31	7,368,996	7,424,263
DCert Buyer, Inc., First Lien Term Loan(d)(g)	United States	3M SOFR + 4.00%	8.33%	10/16/26	3,269,661	3,188,328
Everbridge Holdings, LLC, First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.29%	07/02/31	579,289	582,185
Everbridge Holdings, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	9.29%	07/02/31	5,911,111	5,940,667
Evergreen IX Borrower 2023, LLC, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.75%	9.05%	09/30/30	9,782,997	9,685,167
Evergreen IX Borrower 2023, LLC, AMD2 First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.75%	9.05%	09/30/30	1,990,000	1,970,100
Flexera Software LLC, First Lien Term Loan(d)(g)	United States	1M SOFR + 3.00%	7.30%	03/03/28	5,333,517	5,312,690
Homecare Software Solutions LLC, First Lien Term Loan (2.93% PIK)(d)(e)(h)	United States	3M SOFR + 5.25%	9.87%	06/14/31	10,127,393	10,127,393
MetaTiedot Midco S.à r.l., First Lien Delayed Draw Term Loan(c)(d)(e)	Luxembourg	3M EURIBOR + 5.50%	8.00%	11/27/31	€28,520	30,839
MetaTiedot Midco S.à r.l., First Lien Term Loan(d)(e)	Luxembourg	3M EURIBOR + 5.50%	8.00%	11/27/31	3,522,300	3,808,674
MetaTiedot Midco S.à r.l., First Lien Term Loan(d)(e)	Luxembourg	3M SOFR + 5.50%	9.81%	11/27/31	$2,637,753	2,598,187
Polaris Newco, LLC, First Lien Term Loan(d)(g)	United States	3M SOFR + 3.75%	8.30%	06/02/28	7,413,405	7,114,126
QBS Parent, Inc., First Lien Incremental Term Loan(d)(e)(h)	United States	3M SOFR + 4.75%	9.05%	11/07/31	584,176	581,255
QBS Parent, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 4.75%	9.05%	11/07/31	6,331,461	6,299,803
Storable Inc, First Lien Term Loan(d)	United States	3M SOFR + 3.25%	7.58%	04/16/31	5,000,000	4,976,575
Zendesk, Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.00%	9.30%	11/22/28	15,093,772	15,056,038

						140,188,007

SPECIALTY RETAIL (2.60%)
Altern Marketing, LLC, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.00%	9.30%	06/13/28	7,788,001	7,788,001

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)

SPECIALTY RETAIL (continued)
EG Finco Ltd, First Lien Term Loan(d)	United Kingdom	3M EURIBOR + 4.50%	6.86%	02/07/28	€4,057,081	$4,400,380
Kaseya Inc, First Lien Term Loan(d)	United States	3M SOFR + 3.25%	7.58%	03/22/32	$10,000,000	9,981,300
Mahwah Bergen Retail Group, Inc. (Ascena Retail Group, Inc.), First Lien Term Loan(i)(n)	United States		4.50%	08/21/22	1,435,369	4,270
S&S Holdings LLC, First Lien Term Loan(d)(g)	United States	1M SOFR + 5.00%	9.32%	10/01/31	4,975,000	4,877,067
The Men’s Wearhouse, LLC, First Lien Term Loan(d)(g)	United States	3M SOFR + 6.50%	10.80%	02/26/29	6,746,371	6,760,404

						33,811,422

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (1.41%)
Runway Bidco, LLC, First Lien Term Loan(d)(e)(g)(h)	United States	3M SOFR + 5.00%	9.30%	12/17/31	10,927,596	10,818,320
Victors Purchaser, LLC, First Lien Delayed Draw Term Loan(c)(d)(e)(h)	United States	3M SOFR + 4.75%	9.05%	08/15/31	375,296	371,543
Victors Purchaser, LLC, First Lien Term Loan(d)(e)(h)	United States	3M SOFR + 4.75%	9.05%	08/15/31	7,259,040	7,186,450

						18,376,313

TEXTILES, APPAREL & LUXURY GOODS (1.69%)
ABG Intermediate Holdings 2 LLC, First Lien Delayed Draw Term Loan(d)(g)	United States	1M SOFR + 2.25%	6.58%	02/13/32	420,000	415,888
ABG Intermediate Holdings 2 LLC, First Lien Term Loan(d)(g)	United States	1M SOFR + 2.25%	6.58%	12/21/28	8,859,851	8,778,385
IBG Borrower LLC, First Lien Incremental Term Loan(d)(e)	United States	3M SOFR + 6.00%	9.45%	08/22/29	8,746,196	8,658,734
IBG Borrower LLC, First Lien Incremental2 Term Loan(d)(e)	United States	3M SOFR + 6.00%	9.45%	08/22/29	1,885,634	1,866,778
IBG Borrower LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	9.45%	08/22/29	2,307,692	2,284,615

						22,004,400

TRADING COMPANIES & DISTRIBUTORS (1.14%)
Fire Flow Intermediate Corporation, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	9.29%	07/10/31	14,962,500	14,887,687

TRANSPORTATION INFRASTRUCTURE (0.45%)
Geotechnical Merger Sub, Inc., First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	9.04%	10/15/31	294,478	291,534
Geotechnical Merger Sub, Inc., First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	9.07%	10/15/31	245,398	242,944
Geotechnical Merger Sub, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 4.75%	9.05%	10/15/31	5,300,614	5,247,607

						5,782,085

TOTAL BANK LOANS (Cost $1,097,639,081)						1,100,921,212

CORPORATE BONDS (14.83%)

BUILDING PRODUCTS (0.77%)
Quikrete Holdings, Inc.(f)(j)(o)	United States		6.38%	03/01/32	10,000,000	10,065,550

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)

CAPITAL MARKETS (1.97%)
Kane Bidco Limited(d)(e)(j)	United Kingdom	3M SONIA + 5.00%	9.46%	03/21/30	£8,000,000	$10,179,037
Kane Bidco Limited(d)(e)(j)	United Kingdom	3M SONIA + 6.25%	10.73%	02/15/28	10,000,000	13,046,736
Kane Bidco Limited, Series REGs(f)(o)	United Kingdom		5.00%	02/15/27	€1,000,000	1,078,951
Kane Bidco Limited, Series REGs(f)(o)	United Kingdom		6.50%	02/15/27	£1,000,000	1,287,107

						25,591,831

COMMUNICATIONS EQUIPMENT (0.48%)
Commscope, LLC(f)(j)(o)	United States		9.50%	12/15/31	$6,008,000	6,186,858

CONSUMER FINANCE (0.06%)
Encore Capital Group, Inc.(f)(j)(o)	United States		4.25%	06/01/28	£672,000	820,045

CONSUMER STAPLES DISTRIBUTION & RETAIL (0.94%)
Market Bidco Finco Plc(f)(j)(o)	United Kingdom		5.50%	11/04/27	4,870,000	6,014,552
Market Bidco Finco Plc, Series REGS(f)(o)	United Kingdom		5.50%	11/04/27	5,000,000	6,175,105

						12,189,657

HEALTH CARE PROVIDERS & SERVICES (0.86%)
CHS/Community Health Systems, Inc.(f)(j)(o)	United States		5.25%	05/15/30	$7,727,000	6,386,854
CHS/Community Health Systems, Inc.(f)(j)(o)	United States		5.63%	03/15/27	5,000,000	4,783,909

						11,170,763

HOUSEHOLD DURABLES (1.43%)
K Hovnanian Enterprises Inc(f)(j)(o)	United States		8.00%	09/30/28	10,000,000	10,180,938
K Hovnanian Enterprises Inc(f)(j)(o)	United States		11.75%	09/30/29	7,875,000	8,462,144

						18,643,082

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS (1.27%)
XPLR Infrastructure Operating Partners LP(f)(j)	United States		8.38%	01/15/31	4,308,000	4,240,688
XPLR Infrastructure Operating Partners LP(f)(j)	United States		8.63%	03/15/33	12,603,000	12,309,350

						16,550,038

INSURANCE (0.47%)
Ardonagh Finco Ltd(f)(j)(o)	United Kingdom		7.75%	02/15/31	6,000,000	6,123,528

MEDIA (1.13%)
CSC Holdings, LLC(f)(j)(o)	United States		4.63%	12/01/30	2,125,000	1,040,276
CSC Holdings, LLC(f)(j)(o)	United States		5.75%	01/15/30	862,000	459,015
EchoStar Corporation (6.75% PIK)(f)(h)(o)	United States		6.75%	11/30/30	6,953,365	6,145,254
EchoStar Corporation(f)(o)	United States		10.75%	11/30/29	6,701,244	7,039,992

						14,684,537

PHARMACEUTICALS (0.38%)
Cheplapharm Arzneimittel GmbH, Series REGS(f)	Germany		3.50%	02/11/27	€4,750,000	4,917,739

PROFESSIONAL SERVICES (0.84%)
Xerox Corporation(e)(k)	United States		0.00%	01/30/26	$12,000,000	10,950,000

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.08%)
Wolfspeed, Inc. (2.00% PIK)(e)(f)(h)(j)	United States		11.88%	06/23/30	$14,127,061	$14,056,426

SOFTWARE (0.75%)
Cloud Software Group, Inc.(f)(j)(o)	United States		6.50%	03/31/29	10,000,000	9,737,917

SPECIALTY RETAIL (1.44%)
EG Global Finance PLC (3.75% PIK)(d)(h)(j)	United Kingdom	3M SOFR + 7.50%	11.94%	11/30/28	11,488,868	12,436,700
Guitar Center, Inc.(f)(j)(o)	United States		8.50%	01/15/26	7,765,000	6,312,425

						18,749,125

TEXTILES, APPAREL & LUXURY GOODS (0.96%)
Made in Italy 2 S.P.A. Series A(d)(e)(h)	Italy	3M EURIBOR + 6.75%	9.33%	10/17/30	€4,820,870	5,017,341
Made in Italy 2 S.P.A. Series B(d)(e)(h)	Italy	3M EURIBOR + 6.75%	9.33%	10/17/30	7,179,130	7,471,711

						12,489,052

TOTAL CORPORATE BONDS (Cost $190,240,583)						192,926,148

ASSET-BACKED SECURITIES (5.43%)

ASSET-BACKED SECURITIES (4.28%)
Carvana Auto Receivables Trust 2024-N2, Class EX1(d)(j)	United States		7.46%	06/10/31	$8,259	21,853,319
Carvana Auto Receivables Trust 2025-N1, Class EX2(d)(j)	United States		7.33%	08/10/32	3,772	5,044,329
Central Plains LLC 2024-1(d)(e)(j)	United States	1M SOFR + 3.75%	8.60%	10/30/31	13,500,000	13,500,000
Nelnet Student Loan Trust 2021-A(e)(j)	United States		9.90%	04/20/62	10,080	2,408,853
Nelnet Student Loan Trust 2021-B(e)(j)	United States		9.57%	04/20/62	10,080	1,187,409
Nelnet Student Loan Trust 2021-C(e)(j)	United States		35.62%	04/20/62	10,080	870,890
Nelnet Student Loan Trust 2021-D(e)(j)	United States		4.52%	04/20/62	10,080	754,373
PNMAC GMSR Issuer Trust-2017-GT, Class A(d)(j)	United States	1M SOFR + 3.20%	7.52%	03/25/29	10,000,000	10,115,143

						55,734,316

CAPITAL MARKETS (1.15%)
Deutsche Bank AG 2024-1, Class A(d)(e)(j)	Germany SOFR	90A + 3.75%	9.12%	05/21/34	3,330,000	3,321,675
Deutsche Bank AG 2024-1, Class B(d)(e)(j)	Germany SOFR	90A + 10.50%	15.87%	05/21/34	11,670,000	11,640,825

						14,962,500

TOTAL ASSET-BACKED SECURITIES (Cost $70,664,387)						70,696,816

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)

COMMERCIAL REAL ESTATE LOANS (2.27%)
AREIT CRE Trust 2023-CRE8, Class C, Series 2023-CRE8(d)(j)	Bermuda	1M SOFR + 4.02%	8.34%	08/17/41	$7,000,000	$7,013,988
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class A, Series 2022- B1(d)(j)	United States	1M SOFR + 2.02%	6.34%	11/17/37	8,000,000	7,982,059
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class B, Series 2022- B1(d)(j)	United States	1M SOFR + 2.70%	7.02%	11/17/37	100,000	98,595
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class C, Series 2022- B1(d)(j)	United States	1M SOFR + 3.25%	7.57%	11/17/37	1,034,000	1,021,405
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class D, Series 2022- B1(d)(j)	United States	1M SOFR + 4.00%	8.32%	11/17/37	142,000	142,436
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class E, Series 2022- B1(d)(j)	United States	1M SOFR + 4.75%	9.07%	11/17/37	724,000	693,127
PFP III 2023 -10, Class C, Series 2023-10(d)(j)	Bermuda	1M SOFR + 4.12%	8.44%	09/16/38	2,500,000	2,500,435
VMC Finance LLC 2023-PV1, Class A, Series 2023-PV1(d)(j)	United States	1M SOFR + 2.77%	7.08%	01/19/40	6,850,000	6,889,765
VMC Finance LLC 2023-PV1, Class AS, Series 2023-PV1(d)(j)	United States	1M SOFR + 3.18%	7.49%	01/19/40	1,050,000	1,049,002
VMC Finance LLC 2023-PV1, Class B, Series 2023-PV1(d)(j)	United States	1M SOFR + 3.58%	7.90%	01/19/40	800,000	799,251
VMC Finance LLC 2023-PV1, Class C, Series 2023-PV1(d)(j)	United States	1M SOFR + 4.63%	8.95%	01/19/40	800,000	799,192
VMC Finance LLC 2023-PV1, Class D, Series 2023-PV1(d)(j)	United States	1M SOFR + 6.78%	11.09%	01/19/40	500,000	499,386

						29,488,641

TOTAL COMMERCIAL REAL ESTATE LOANS (Cost $29,299,356)						29,488,641

CONVERTIBLE CORPORATE BONDS (0.66%)

HOTELS, RESTAURANTS & LEISURE (0.56%)
Delivery Hero SE(f)(o)	Korea, South		3.25%	02/21/30	€6,900,000	7,239,447

MEDIA (0.10%)
EchoStar Corporation (3.88% PIK)(h)	United States		3.88%	11/30/30	$1,156,301	1,284,428

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $8,115,070)						8,523,875

Description	Country		Shares	Value (Note 2)(a)
COMMON STOCKS (0.29%)

MEDIA (0.29%)
Altice USA, Inc., Class A(l)	United States		1,423,397	$3,786,236

TOTAL COMMON STOCKS (Cost $2,839,944)				3,786,236

Description	Country		Shares	Value (Note 2)(a)
PARTNERSHIP INTEREST (0.01%)

DISTRIBUTORS (0.00%)
WC ORS Holdings, Units L.P.(e)(l)(m)	United States		9,557	10,322

FINANCIAL SERVICES (0.01%)
Tailwind Fire Flow Investor, L.P. Interest(e)(l)(m)	United States		100	101,068

TOTAL PARTNERSHIP INTEREST (Cost $110,625)				111,390

Description	Country	Coupon Rate	Shares	Value (Note 2)(a)
PREFERRED STOCKS (0.00%)

INSURANCE (0.00%)
HIG Intermediate, Inc.(e)(f)(h)(m)	United States	11.00%	50,000	49,250

TOTAL PREFERRED STOCKS (Cost $49,250)				49,250

Description	Country		Shares	Value (Note 2)(a)
EQUITY INTEREST (0.00%)

ENERGY EQUIPMENT & SERVICES (0.00%)
Bruin Blocker LLC(e)(l)(m)	United States		27,864	–

TOTAL EQUITY INTEREST (Cost $–)				–

	7-Day Yield	Shares	Value (Note 2)(a)
SHORT TERM INVESTMENT (4.00%)

Goldman Sachs Financial Square Government Fund	4.24%	52,028,271	$52,028,272

TOTAL SHORT TERM INVESTMENT (Cost $ 52,028,272)			52,028,272

TOTAL INVESTMENTS (112.09%) (Cost $ 1,450,986,568)			1,458,531,840

Liabilities in Excess of Other Assets (-12.09%)			(157,210,867)

NET ASSETS (100.00%)			$1,301,320,973

Reference Rates:

3M EURIBOR - 3 Month EURIBOR as of March 31, 2025 was 2.34%

6M EURIBOR - 6 Month EURIBOR as of March 31, 2025 was 2.34%

1M SOFR - 1 Month US SOFR as of March 31, 2025 was 4.32%

3M SOFR - 3 Month US SOFR as of March 31, 2025 was 4.29%

SOFR 90A - SOFR 90 day average as of March 31, 2025 was 4.35%

6M SOFR - 6 Month US SOFR as of March 31, 2025 was 4.19%

3M SONIA - 3 Month SONIA as of March 31, 2025 was 4.95%

5Y US T - 5 Year US Treasury rate as of March 31, 2025 was 3.96%

CORRA – Canadian Overnight Repo Rate Average as of March 31, 2025 was 2.77%

TONA – Tokyo Overnight Average Rate as of March 31, 2025 was 0.48%

(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.
(b)

“Bank Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Bank Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of March 31, 2025. Bank Loans are generally not registered under the Securities Act of 1933, as amended (the “Securities Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Bank Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(c)

A portion of this security was not funded as of March 31, 2025. The Consolidated Schedule of Investments records only the funded portion of each position. As of March 31, 2025, the Fund has unfunded delayed draw loans in the amount of $ 111,361,765. Fair value of these unfunded delayed draws was $110,432,536. Additional information is provided in Note 4 General Commitments and Contingencies.

(d)

Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2025 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(e)	Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 2).
(f)	Fixed rate security.
(g)	Security or portion thereof pledged as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A.
(h)	Paid in kind security which may pay interest in additional par.
(i)	See Note 2 regarding defaulted securities.
(j)

Securities exempt from registration under Rule 144A of the Securities Act and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of March 31, 2025, the aggregate market value of such securities was $243,028,406, representing 18.69% of net assets.

(k)	Zero coupon securities.
(l)	Non-income producing security.

(m)	Securities may be deemed to be “restricted securities” under the Securities Act. As of March 31, 2025, the restricted securities were as follows:

Restricted	Acquisition Date	Cost	Value March 31, 2025	Value as Percentage of Net Assets Applicable to Common Stockholders March 31, 2025
Bruin Blocker LLC	08/31/2020	$–	$–	–%
HIG Intermediate, Inc.	12/10/2024	49,250	49,250	–
Tailwind Fire Flow Investor, L.P. Interest	06/28/2024	101,068	101,068	0.01
WC ORS Holdings, Units L.P.	08/09/2024	9,557	10,322	–

Total		$159,875	$160,640	0.01%

(n)	These investments have a maturity date prior to the end of the current period. The final terms of an extension, restructuring or exit are still under negotiation with the respective portfolio company.
(o)	Security or portion thereof pledged as collateral under the Fund’s committed facility arrangement with BNP Paribas Prime Brokerage International, Ltd.

Common Abbreviations:

B.V. - Besloten Vennootshap

CLO - Collateralized Loan Obligation

Co. - Company

CORRA – Canadian Overnight Repo Rate Average

EURIBOR - Euro Interbank Offered Rate

LLC - Limited Liability Company

Ltd - Limited Company

PIK - Payment in Kind

PLC - Public Limited Company

SARL - Société A Responsabilité Limitée

SONIA - Sterling Overnight Index Average

SOFR - Secured Overnight Financing Rate

TONA – Tokyo Overnight Average Rate

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Receiving Currency	Receiving Value	Delivering Currency	Delivering Currency	Unrealized Appreciation/(Depreciation)
Bank of New York Mellon	06/18/25	USD	146,441	CAD	146,495	$ 54
Bank of New York Mellon	06/18/25	USD	397,897	EUR	412,695	14,798
Bank of New York Mellon	06/18/25	USD	117,881,038	EUR	117,439,948	441,090
Bank of New York Mellon	06/18/25	USD	913,699	GBP	929,998	16,299
Bank of New York Mellon	06/18/25	USD	128,224,572	GBP	127,980,567	244,005
MIZUHO	06/18/25	USD	426,470	CAD	426,231	239
MIZUHO	06/18/25	USD	8,437,195	EUR	8,392,911	44,284
MIZUHO	06/18/25	USD	1,403,968	GBP	1,402,746	1,222
MIZUHO	06/18/25	USD	441,125	JPY	435,435	5,690

						$ 767,681

Bank of New York Mellon	06/18/25	CAD	(148,588)	USD	(148,574)	$ (14)
Bank of New York Mellon	06/18/25	EUR	119,464	USD	119,685	(221)
MIZUHO	06/18/25	EUR	(1,613,854)	USD	(1,591,206)	(22,648)
MIZUHO	06/18/25	GBP	(1,363,996)	USD	(1,356,707)	(7,289)

						$ (30,172)

TOTAL RETURN SWAP CONTRACTS

Counterparty	Pay/Receive Floating Rate	Reference Entity/Obligation	Currency	Pay Notional	Floating Rate Index	Spread (bps)	Termination Date	Receive Notional	Net Unrealized Appreciation
Nomura Global Financial Products, Inc.	Receive	Altice USA, Inc.	USD	$ (609,018)	FEDL01	0.65	07/12/2027	$898,998	$289,980

CROSS CURRENCY SWAP SUMMARY
Counterparty	Pay/Receive Floating Rate	Receive Notional	Currency	Pay Notional	Currency	Floating Rate	Fixed Rate	Maturity Date	Unrealized Appreciation
Nomura Global Financial Products, Inc.	Receive	7,710,483	USD	30,880,946,510	COP	1 Day SOFR	17.41%	06/30/2028	$200,887

INTEREST RATE SWAP SUMMARY

Counterparty	Fund Receives	Fund Pays	Maturity Date	Notional	Unrealized Appreciation
Morgan Stanley	3.9455%	1 Day SOFR	04/29/2029	$150,000,000	$1,689,839
Nomura Global Financial Products, Inc.	4.0857%	1 Day SOFR	01/21/2028	370,000,000	4,113,963

					$5,803,802

INTEREST RATE OPTION SUMMARY

Counterparty	Option Type	Reference Obligation	Strike	Expiration Date	Notional	Cost	Fair Value	Unrealized (Depreciation)
Nomura Global Financial Products, Inc.	Interest Rate	1 Day SOFR	4%	4/17/26	$ 548,000,000	$2,548,200	$1,642,072	$ (906,128)

Apollo Diversified Credit Fund

Notes to Consolidated Schedule of Investments

March 31, 2025 (Unaudited)

1. ORGANIZATION

Apollo Diversified Credit Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund was organized as a statutory trust on April 5, 2016 under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017 and is authorized to issue an unlimited number of shares with no par value. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment adviser is Apollo Capital Credit Adviser, LLC (the “Adviser”). The Fund’s investment sub-adviser is Apollo Credit Management, LLC (the “Sub-Adviser”). Both the Adviser and Sub-Adviser are affiliates of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”). Both the Adviser and Sub-Adviser are registered as investment advisers with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective through a “multi-asset” approach across both private and public credit markets. With access to the broad spectrum of the credit platform of Apollo, the Fund employs a dynamic asset allocation process, investing across a range of credit strategies in an effort to generate attractive risk-adjusted returns, including but not limited to corporate direct lending, asset-backed lending, performing credit and dislocated credit. The Fund’s allocation across each of these investment pillars may vary from time to time. The Fund will invest, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding in debt securities, including, but not limited to, credit related investments such as fixed income securities (investment grade debt and high-yield debt), floating rate securities (senior loans or structured credit) and other debt instruments and in derivatives (futures, forward contracts, foreign currency exchange contracts, call and put options, selling or purchasing credit default swaps, and total return swaps) and other instruments that have economic characteristics similar to such securities or investments.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F shares commenced operations on September 25, 2017 and are no longer offered except for reinvestment of dividends. Class M shares commenced operations on November 2, 2021. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I, and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Apollo Diversified Credit Fund

Notes to Consolidated Schedule of Investments

March 31, 2025 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fund Subsidiaries – During the period ended March 31, 2025, certain investments of the Fund were held through wholly-owned subsidiaries. The Fund has a 100% ownership interest, consolidates, and has control over significant operating, financial, and monetary decisions of ADCF Lender, LLC (the “ADCF Lender”), CRDTX SPV I, LLC (the “Financing Subsidiary”), and GIACF Alternative Holdings, LLC (the “Cayman SPV”) (together, the “Subsidiaries”). The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Fund. For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries. The financial results of the Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund and all investments held by the Subsidiaries are disclosed in the Consolidated Schedule of Investments. All accounts and transactions between the Fund and the Subsidiaries have been eliminated in consolidation.

The ADCF Lender is a limited liability company formed in accordance with the laws of the State of Delaware on July 28, 2022. The Fund is the managing and sole member of the ADCF Lender pursuant to a limited liability company operating agreement.

The Financing Subsidiary, a Delaware limited liability company, was formed on November 27, 2018. The Fund and the Financing Subsidiary, are party to a secured revolving credit facility with Citibank, N.A. The Fund is the managing and sole member of the Financing Subsidiary pursuant to a limited liability company operating agreement and the Fund will remain the sole member and will continue to wholly own and control the Financing Subsidiary. Assets pledged as collateral by the Financing Subsidiary under the secured revolving credit facility with Citibank, N.A. are disclosed in the Consolidated Schedule of Investments.

The Cayman SPV, a Cayman Islands exempted company, was formed on September 18, 2018. The Fund is the managing and sole member of the Cayman SPV pursuant to a limited liability company operating agreement. The Cayman SPV has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Cayman SPV is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade of business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Cayman SPV’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries.

Fund Valuation – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the

Apollo Diversified Credit Fund

Notes to Consolidated Schedule of Investments

March 31, 2025 (Unaudited)

securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Security Valuation – The Fund’s Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Forward foreign currency exchange contracts and cross currency swaps are typically valued at their quoted daily prices obtained from an independent pricing service. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and cross currency swaps will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency exchange contracts will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the

Apollo Diversified Credit Fund

Notes to Consolidated Schedule of Investments

March 31, 2025 (Unaudited)

liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2025 maximized the use of observable inputs and minimized the use of unobservable inputs.

Apollo Diversified Credit Fund

Notes to Consolidated Schedule of Investments

March 31, 2025 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of March 31, 2025:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Bank Loans	$–	$313,991,750	$786,929,462	$1,100,921,212
Asset-Backed Securities	–	37,012,791	33,684,025	70,696,816
Corporate Bonds	–	132,204,898	60,721,250	192,926,148
Convertible Corporate Bonds	–	8,523,875	–	8,523,875
Commercial Real Estate Loans	–	29,488,641	–	29,488,641
Common Stocks	3,786,236	–	–	3,786,236
Partnership Interest	–	–	111,390	111,390
Preferred Stocks	–	–	49,250	49,250
Short Term Investment	52,028,272	–	–	52,028,272
Unfunded Loan Commitments	–	36,820	733,879	770,699
Liabilities:
Unfunded Loan Commitments	–	(6,209)	(247,410)	(253,619)
Total	55,814,508	$521,252,566	$881,981,846	$1,459,048,920

Other Financial Instruments*
Assets:
Cross Currency Swap Contracts	$–	$200,887	$–	$200,887
Forward Foreign Currency Contracts	–	767,681	–	767,681
Interest Rate Option Contracts (at fair value)	–	1,642,072	–	1,642,072
Interest Rate Swaps	–	5,803,802	–	5,803,802
Total Return Swap Contracts	–	289,980	–	289,980
Liabilities:
Forward Foreign Currency Contracts	–	(30,172)	–	(30,172)
Total	$–	$8,674,250	$–	$8,674,250

*

Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contracts’ value.

Apollo Diversified Credit Fund

Notes to Consolidated Schedule of Investments

March 31, 2025 (Unaudited)

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Bank Loans	Asset Backed Securities	Corporate Bonds	Partnership Interest	Preferred Stocks	Unfunded Loan Commitments	Total
Balance as of December 31, 2024	$744,940,187	$34,033,722	$67,385,543	$110,912	$49,250	$(517,063)	$846,002,551
Accrued discount/ premium	(2,709,709)	(214,047)	342,031	–	–	–	(2,581,725)
Realized Gain/(Loss)	(23,380)	–	(99,380)	–	–	–	(122,760)
Return of Capital	–	–	–	–	–	–	–
Change in Unrealized Appreciation/(Depreciation)	6,547,312	(135,650)	1,591,281	478	–	1,003,532	9,006,953
Purchases	82,832,909	–	23,690,899	–	–	–	106,523,808
Sales Proceeds and Paydowns	(44,657,857)	–	(13,439,999)	–	–	–	(58,097,856)
Transfer into Level 3(a)	–	–	–	–	–	–	–
Transfer out of Level 3(a)	–	–	(18,749,125)	–	–	–	(18,749,125)
Balance as of March 31, 2025	$786,929,462	$33,684,025	$60,721,250	$111,390	$49,250	$486,469	$881,981,846

Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2025	$313,348	$–	$(214,903)	$478	$–	$1,003,532	$98,923

(a) Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above.

Apollo Diversified Credit Fund

Notes to Consolidated Schedule of Investments

March 31, 2025 (Unaudited)

The table below provides additional information about the Level 3 Fair Value Measurements as of March 31, 2025:

Quantitative Information about Level 3 Fair Value Measurements.

Asset Class	Fair Value		Valuation Technique	Unobservable Inputs	Minimum	Maximum	Weighted Average
Bank Loans	$712,192,025		Discounted Cash Flow	Discount Rate	6.38%	17.73%	6.06%
Bank Loans	65,029,393	(a)	Transaction Approach	Recent Transaction(b)	$98.00	$100.00	$98.71
Bank Loans	9,611,013		Independent Pricing service and/or Broker Quotes	Vendor and/or Broker Quotes(b)	$93.00	$101.65	$99.60
Bank Loans	97,031		Recovery Analysis	Recoverability %	0.00%	50.00%	50.00%
Asset-Backed Securities	14,962,500		Independent Pricing service and/or Broker Quotes	Vendor and/or Broker Quotes(b)	$99.75	$99.75	$99.75
Asset-Backed Securities	13,500,000	(a)	Transaction Approach	Recent Transaction(b)	$100.00	$100.00	$100.00
Asset-Backed Securities	5,221,525		Discounted Cash Flow	Discount Rate	12.00%	12.00%	12.00%
Corporate Bond	50,542,213		Discounted Cash Flow	Discount Rate	9.89%	16.41%	12.62%
Corporate Bond	10,179,037	(a)	Transaction Approach	Recent Transaction(b)	$98.50	$98.50	$98.50
Equity Interests	–		Recovery Analysis	Recoverability %	0.00%	0.00%	0.00%
Partnership Interest	101,068	(a)	Transaction Approach	Recent Transaction(b)	$1,010.68	$1,010.68	$1,010.68
Partnership Interest	10,322		Market Comparable Technique	Comparable Multiple	8.5x	8.5x	8.5x
Preferred Stocks	49,250		Discounted Cash Flow	Discount Rate	12.09%	12.09%	12.09%
Unfunded Loan Commitments	62,820		Independent Pricing service and/or Broker Quotes	Vendor and/or Broker Quotes(b)	$93.00	$93.00	$93.00
Unfunded Loan Commitments	423,945		Discounted Cash Flow	Discount Rate	7.56%	17.40%	8.59%
Unfunded Commitments	(296	)(a)	Transaction Approach	Recent Transaction(b)	$98.00	$100.00	$98.41
Total	$881,981,846

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Comparable Multiple	Increase	Decrease
Vendor and/or Broker Quote	Increase	Decrease
Recent Transaction	Increase	Decrease
Recoverability%	Increase	Decrease

(a)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.
(b)	The Fund did not develop the unobservable inputs for the determination of fair value (examples include single broker quotations from pricing services and prior or pending transactions).

The Fund used valuation techniques consistent with the income approach and market approach to determine the fair value of certain Level 3 assets as of March 31, 2025. The valuation techniques utilized by the Fund included discounted cash flows analysis, recovery analysis, and the option model. The Fund uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, the resulting fair value of the debt security may be lower. For certain investments where fair value is derived based on a recovery analysis, the Fund uses underlying commodity prices from third party market pricing services to

Apollo Diversified Credit Fund

Notes to Consolidated Schedule of Investments

March 31, 2025 (Unaudited)

determine the fair value and/or recoverable amount, which represents the proceeds expected to be collected through asset sales or liquidation. Further, for certain investments, the Fund also considered the probability of future events which are not in management’s control. Significant increases or decreases in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. The significant unobservable inputs used in the fair value measurement of the structured products include the discount rate applied in the valuation models in addition to default and recovery rates applied to projected cash flows in the valuation models. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks. For certain investments, the Fund used the market comparable technique. The significant unobservable input used in this technique is primarily earnings before interest, taxes, depreciation and amortization comparable multiples.

Generally, new investments not valued by an independent pricing service are held at purchase price initially until the investment has been held by the Fund for a full quarter. Absent a material change to the applicable investment, the Valuation Designee subsequently determines the application of a fair value methodology at the next valuation date.

The carrying and fair value of the Fund’s debt obligation as of March 31, 2025, for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy, was $183,000,000.

Securities Transactions, Revenue Recognition and Expenses – The Fund records its investment transactions on a trade date basis. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. Upon prepayment of a loan or debt security, any prepayment premium is recorded as interest income.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Income from securitization vehicles and investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded daily using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend

Apollo Diversified Credit Fund

Notes to Consolidated Schedule of Investments

March 31, 2025 (Unaudited)

payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Expenses are recorded on an accrual basis.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Cash and Cash Equivalents – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund will rely on an exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the period ended March 31, 2025, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. At March 31, 2025, the Fund had $110,432,536 at par value in unfunded loan commitments.

Defaulted Securities – The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of March 31, 2025, the aggregate value of those securities was $0 representing 0.00% of the Fund’s net assets. The Fund doesn’t accrue income on securities for which income has been deemed uncollectible. Additionally, the

Apollo Diversified Credit Fund

Notes to Consolidated Schedule of Investments

March 31, 2025 (Unaudited)

Fund provides for losses on interest receivable. Such securities have been identified on the accompanying Consolidated Schedule of Investments.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December of each year. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2024 returns.

3. DERIVATIVE TRANSACTIONS

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Sections 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on an exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the

Apollo Diversified Credit Fund

Notes to Consolidated Schedule of Investments

March 31, 2025 (Unaudited)

Fund ceases to qualify as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value- at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Foreign Currency Derivatives – The Fund engaged in currency transactions with counterparties during the period ended March 31, 2025, to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A cross currency swap is an agreement between two parties to exchange cash flows in certain currencies at future dates. The forward foreign currency contracts and cross currency swaps are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract or cross currency swap is terminated, the Fund records a realized gain or loss equal to the difference between the value of the arrangement at the time it was opened and the value of the arrangement at the time it was extinguished.

The Fund enters into total return swap contracts on a long and short basis. These contracts involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount of one or more underlying referenced securities. To the extent the total return of the underlying referenced security exceeds or falls short of the offsetting interest amount, the Fund will receive a payment from or make a payment to the counterparty.

The Fund enters into interest rate swap contracts to increase or decrease its exposure to changes in the level of interest rates. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest at specified intervals based on a notional amount of principal.

The Fund has pledged $19,440,475 as cash collateral in accordance with the terms of the cross currency swap agreement, interest rates swaptions and total return swaps.

For the period ended March 31, 2025, the average monthly notional value of forward foreign currency contracts, total return swaps, cross currency swaps, interest rate options and interest rate swaps were $234,738,406, $938,427, $190,322, $1,482,168 and $3,404,064 respectively.

4. GENERAL COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the funds it manages, including the Fund. Certain terms of these investments are not finalized at the time of the commitment and each respective fund’s allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to but may be at a future point in time.

Apollo Diversified Credit Fund

Notes to Consolidated Schedule of Investments

March 31, 2025 (Unaudited)

As of March 31, 2025, Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Unfunded Security(a)	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
A&V Holdings Midco, LLC, First Lien Incremental Delayed Draw Term Loan	$2,307,692	$–	$2,307,692
A&V Holdings Midco, LLC, First Lien Incremental Revolving Term Loan	1,153,846	–	1,153,846
Acentra Holdings, LLC, First Lien Revolving Term Loan	1,000,000	266,667	733,333
Advarra Holdings, Inc., First Lien Delayed Draw Term Loan	832,140	–	832,140
Altern Marketing, LLC, First Lien Revolving Term Loan	1,134,454	–	1,134,454
AMCP Clean Acquisition Company, LLC, First Lien Delayed Draw Term Loan	2,000,000	1,090,000	910,000
Anaplan, Inc., First Lien Revolving Term Loan	582,452	–	582,452
Artifact Bidco, Inc., First Lien Revolving Term Loan	354,680	–	354,680
Artifact Bidco, Inc., First Lien Delayed Draw Term Loan	1,551,724	–	1,551,724
Artifact Bidco, Inc., First Lien Revolving Term Loan	753,695	–	753,695
AVSC Holding Corp., First Lien Revolving Term Loan	1,449,831	115,987	1,333,844
Azurite Intermediate Holdings, Inc., First Lien Revolving Term Loan	600,000	–	600,000
BGIF IV Fearless Utility Services, Inc., First Lien Delayed Draw Term Loan	2,358,491	–	2,358,491
BGIF IV Fearless Utility Services, Inc., First Lien Revolving Term Loan	1,132,075	–	1,132,075
Certinia Inc (FinancialForce.com), First Lien Revolving Term Loan	470,588	–	470,588
Channelside AcquisitionCo, Inc., First Lien Delayed Draw Term Loan	845,238	–	845,238
Channelside AcquisitionCo, Inc., First Lien Delayed Draw Term Loan	62,667	–	62,667
Channelside AcquisitionCo, Inc, First Lien Revolving Term Loan	333,333	–	333,333
CircusTrix Holdings LLC, First Lien Delayed Draw Term Loan	534,409	426,882	107,527
Coding Solutions Acquisition Inc, First Lien Revolving Term Loan	381,679	333,969	47,710
Coding Solutions Acquisition Inc, First Lien Delayed Draw Term Loan	610,687	–	610,687
CohnReznick Advisory LLC, First Lien Delayed Draw Term Loan	469,925	–	469,925
Coretrust Purchasing Group LLC (HPG Enterprises LLC), First Lien Delayed Draw Term Loan	789,474	–	789,474
Coretrust Purchasing Group LLC (HPG Enterprises LLC), First Lien Revolving Term Loan	789,474	–	789,474
Coretrust Purchasing Group LLC (HPG Enterprises LLC), First Lien Delayed Draw Term Loan	526,316	–	526,316
Coupa Software Incorporated, First Lien Delayed Draw Term Loan	539,886	–	539,886
Coupa Software Incorporated, First Lien Revolving Term Loan	413,386	–	413,386
Creek Parent, Inc., First Lien Revolving Term Loan	1,257,143	–	1,257,143
Crete PA Holdco, LLC, First Lien Revolving Term Loan	348,837	–	348,837
Crete PA Holdco, LLC, First Lien Delayed Draw Term Loan	2,325,581	–	2,325,581
Crewline Buyer, Inc., First Lien Revolving Term Loan	471,698	–	471,698
CSC Holdings, LLC, First Lien Revolving Term Loan	3,195,378	2,445,760	749,618
Databricks, Inc., First Lien Delayed Draw Term Loan	1,631,004	–	1,631,004
EHC Holdings Holdco Limited, First Lien Delayed Draw Term Loan	3,875,268	387,527	3,487,741
Esdec Solar Group B.V., First Lien Incremental Delayed Draw Term Loan	140,569	–	140,569
Everbridge Holdings, LLC, First Lien Delayed Draw Term Loan	1,480,030	579,289	900,741
Everbridge Holdings, LLC, First Lien Revolving Term Loan	592,593	–	592,593
Evergreen IX Borrower 2023, LLC, First Lien Revolving Term Loan	1,093,168	–	1,093,168
Evoriel, First Lien Delayed Draw Term Loan	1,587,202	529,067	1,058,135
ExactCare Parent, Inc., First Lien Revolving Term Loan	491,803	–	491,803
Excelligence Learning Corporation, First Lien Revolving Term Loan	1,780,822	979,452	801,370
Financiere Astek, First Lien Delayed Draw Term Loan	1,938,000	1,479,223	458,777
Galway Borrower LLC, First Lien Revolving Term Loan	332,924	108,865	224,059
Galway Borrower LLC, First Lien Delayed Draw Term Loan	374,082	21,149	352,933
GC Waves Holdings, Inc., First Lien Delayed Draw Term Loan	3,359,704	1,103,061	2,256,643
GC Waves Holdings, Inc., First Lien Revolving Term Loan	268,968	–	268,968
Geotechnical Merger Sub, Inc., First Lien Revolving Term Loan	736,196	245,398	490,798

Apollo Diversified Credit Fund

Notes to Consolidated Schedule of Investments

March 31, 2025 (Unaudited)

Geotechnical Merger Sub, Inc., First Lien Delayed Draw Term Loan	1,963,190	294,478	1,668,712
Goldeneye Parent, LLC, First Lien Revolving Term Loan	948,567	–	948,567
Hanger, Inc., First Lien Delayed Draw Term Loan	570,342	85,551	484,791
Heritage Environmental Services, Inc., First Lien Revolving Term Loan	604,396	–	604,396
Heritage Environmental Services, Inc., First Lien Revolving Term Loan	109,290	–	109,290
Heritage Environmental Services, Inc., First Lien Delayed Draw Term Loan	655,738	–	655,738
Higginbotham Insurance Agency, Inc., First Lien Delayed Draw Term Loan	1,995,032	828,716	1,166,316
Hyperion Refinance Sarl, First Lien Delayed Draw Term Loan	15,000,000	4,500,000	10,500,000
International Schools Partnership Limited, First Lien Delayed Draw Term Loan	8,650,425	398,516	8,251,909
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan	3,243,909	471,264	2,772,645
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan	3,401,478	–	3,401,478
Jensen Hughes, Inc, First Lien Revolving Term Loan	540,541	–	540,541
Jensen Hughes, Inc, First Lien Delayed Draw Term Loan	1,351,351	–	1,351,351
Jensen Hughes, Inc, First Lien Delayed Draw Term Loan	315,315	–	315,315
K Hovnanian Enterprises Inc, First Lien Revolving Term Loan	2,000,000	992,000	1,008,000
Kaman Corp, First Lien Delayed Draw Term Loan	560,345	–	560,345
Legends Hospitality Holding Company, LLC, First Lien Revolving Term Loan	600,000	279,000	321,000
Legends Hospitality Holding Company, LLC, First Lien Delayed Draw Term Loan	300,000	–	300,000
Madonna Bidco Limited, First Lien Delayed Draw Term Loan	1,435,285	43,059	1,392,226
MetaTiedot Midco S.à r.l., First Lien Delayed Draw Term Loan	1,202,739	30,839	1,171,900
MetaTiedot Midco S.à r.l., First Lien Revolving Term Loan	713,016	–	713,016
OMH-Healthedge Holdings, Inc., First Lien Revolving Term Loan	1,563,910	–	1,563,910
Parfums Holding Company, Inc., First Lien Revolving Term Loan	525,547	–	525,547
Poly-Wood, LLC, First Lien Revolving Term Loan	681,818	200,000	481,818
Poly-Wood, LLC, First Lien Delayed Draw Term Loan	681,818	–	681,818
Project Hedgehog, First Lien Backstop Loan	4,000,000	–	4,000,000
QBS Parent, Inc., First Lien Revolving Term Loan	668,539	–	668,539
Ruler Bidco S.A R.L., First Lien Incremental Delayed Draw Term Loan	2,162,606	1,235,775	926,829
Runway Bidco, LLC, First Lien Revolving Term Loan	1,357,462	–	1,357,462
Runway Bidco, LLC, First Lien Delayed Draw Term Loan	2,714,942	–	2,714,942
SG Acquisition, Inc., First Lien Revolving Term Loan	648,524	–	648,524
Sigma Irish Acquico Limited, First Lien Delayed Draw Term Loan	1,058,431	–	1,058,431
Spruce Bidco II Inc., First Lien Revolving Term Loan	763,761	–	763,761
Thg Acquisition, LLC, First Lien Delayed Draw Term Loan	1,336,515	23,675	1,312,840
Thg Acquisition, LLC, First Lien Revolving Term Loan	668,258	30,549	637,709
Truck-Lite Co., LLC, First Lien Revolving Term Loan	533,333	35,555	497,778
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan	532,480	340,480	192,000
Vensure Employer Services, Inc., First Lien Delayed Draw Term Loan	1,313,022	–	1,313,022
Victors Purchaser, LLC, First Lien Revolving Term Loan	990,100	–	990,100
Victors Purchaser, LLC, First Lien Delayed Draw Term Loan	1,731,726	375,296	1,356,430
Violin Finco Guernsey Limited, First Lien Delayed Draw Term Loan	566,126	–	566,126
WC ORS Buyer, Inc., First Lien Delayed Draw Term Loan	1,515,923	409,299	1,106,624
WC ORS Buyer, Inc., First Lien Revolving Term Loan	1,515,923	673,070	842,853
WH BorrowerCo, LLC, First Lien Delayed Draw Term Loan	1,629,073	501,253	1,127,820
WH BorrowerCo, LLC, First Lien Revolving Term Loan	501,253	116,541	384,712
Zendesk, Inc., First Lien Delayed Draw Term Loan	3,695,652	–	3,695,652
Zendesk, Inc., First Lien Revolving Term Loan	1,521,739	–	1,521,739
Zeus Company LLC, First Lien Revolving Term Loan	526,316	–	526,316
Zeus Company LLC, First Lien Delayed Draw Term Loan	701,754	245,614	456,140
Total	$133,584,593	$22,222,828	$111,361,765

(a)

The Fund may commit to an investment that has yet to fund because the applicable deal has not closed. Additionally, the Adviser or its affiliates may commit to an investment that it intends to allocate to the Fund for which certain terms are not yet finalized at the time of the commitment and as such the Fund’s allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to fund. Such investments are not included in the unfunded loan commitments outstanding table above.

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with Fund’s valuation policies. For the period ended March 31, 2025, Fund recorded a net increase in unrealized appreciation on unfunded loan commitments totaling $517,080.